UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a party other than the Registrant  [  ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

BMC FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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2.	Aggregate number of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.	Proposed maximum aggregate value of transaction:

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5.	Total fee paid:

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[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid

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(2)	Form, Schedule or Registration Statement No.:

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BMC FUND, INC.

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON OCTOBER 17, 2022

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders of BMC Fund, Inc. (the “Fund”) will be held on Monday, October 17, 2022, at 10:30 a.m., at the executive offices of the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645, for the following purposes:

1.	To approve an Investment Management Agreement between the Fund and Broyhill Asset Management.

2.	To transact such other business as may properly come before the meeting.

Only shareholders of record as of the close of business on September 14, 2022 are entitled to notice of, and to vote at, the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. YOU MAY SUBMIT YOUR COMPLETED PROXY CARD VIA MAIL USING THE ENVELOPE PROVIDED OR BY FACSIMILE OR EMAIL AS INSTRUCTED IN THE PROXY STATEMENT. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON. IN ADDITION, DUE TO SOCIAL DISTANCING PROTOCOLS RELATED TO THE COVID-19 PANDEMIC MANDATED BY STATE AND LOCAL AUTHORITIES, SPACE MAY BE LIMITED AND SEATING AT THE MEETING WILL BE AVAILABLE ON A FIRST-COME, FIRST-SERVED BASIS, SO YOU ARE STRONGLY ENCOURAGED TO VOTE YOUR SHARES IN ADVANCE OF THE MEETING.

October 1, 2022	By Order of the Board of Directors

/s/ M. Hunt Broyhill
M. Hunt Broyhill Chairman of the Board
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 17, 2022.

BMC FUND, INC.
800 Hickory Blvd. SW
Lenoir, North Carolina 28645
Tel.: (828) 758-6100

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 17, 2022

This proxy statement is furnished to you in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the “Fund”) of proxies for use at our special meeting of shareholders and at any and all adjournments thereof (the “special meeting” or the “meeting”) to be held at the executive offices of the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645, on Monday, October 17, 2022, at 10:30 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. The approximate date that we are first sending this proxy statement and the enclosed proxy form to shareholders is October 1, 2022.

The Board of Directors has fixed the close of business on September 14, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, [l,888,788 shares] of our common stock were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of our common stock by our principal shareholders and by Fund management is set forth below. See “Beneficial Ownership of Principal Shareholders and Management” and “Certain Beneficial Interests of Directors in the Fund” below.

You may vote in person at the special meeting, vote by proxy using the enclosed proxy card, or vote by proxy via facsimile or email. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

•	To vote in person: Attend the special meeting, and we will provide you with a ballot upon your arrival.

•
To vote by mail:  Complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Your completed, signed and dated proxy card must be received by us before the special meeting to be counted.

•
To vote by facsimile:  Complete, sign and date the enclosed proxy card and fax the proxy card to Leah Geates at (828) 758-8919. Your completed, signed and dated proxy card must be received by us by 11:59 p.m. eastern time on October 14, 2022 to be counted.

•
To vote by email:  Complete, sign and date the enclosed proxy card and scan and email the proxy card to Leah Geates at leah@broyhillasset.com. Your completed, signed and dated proxy card must be received by us by 11:59 p.m. eastern time on October 14, 2022 to be counted.

IMPORTANT NOTE:  In accordance with social distancing protocols related to the COVID-19 pandemic that may be mandated by state and local authorities at the time of the meeting, space may be limited and seating at the meeting will be available on a first come, first-served basis. Therefore, even if you plan to attend the meeting in person, you are strongly encouraged to vote your shares by mail, facsimile, or e-mail in advance of the meeting as described above.

Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the respective proxy. If the enclosed proxy card is properly signed and returned to the Fund but reflects no specification as to how the proxy agents should vote, the proxy agents will vote the shares represented thereby for the approval of Proposal 1 listed on the proxy.

Any shareholder who submits the accompanying proxy card has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

The holders of a majority of the shares entitled to vote, represented in person or by proxy, constitute a quorum for purposes of the matters to be considered at the special meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Abstentions and shares which are withheld as to voting with respect to a proposal are counted in determining the existence of a quorum, but shares held by a broker, as nominee, and not voted on any matter will not be counted for determining the existence of a quorum.

Brokers who are members of the New York Stock Exchange, Inc. (“NYSE”) and who hold shares of our common stock in street name for beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the rules of the NYSE, Proposal 1 is a “non-discretionary” item, which means that brokers that have not received voting instructions from beneficial owners with respect to this matter may not vote on the proposal.

Approval of Proposal 1, the Investment Management Agreement proposal described below, requires the vote of a “1940 Act majority” of the outstanding voting securities of the Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of the Fund entitled to vote on the Proposal that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

PROPOSAL 1 - APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Proposal 1 is being presented to shareholders to approve an Investment Management Agreement (the “Agreement”) between and the Fund and Broyhill Asset Management, LLC, a registered investment adviser (“BAM” or the “Adviser”). The Fund has been internally managed since its inception without using the services of an investment adviser. If shareholders approve Proposal 1, the same investment personnel who have historically provided services for the Fund will continue to provide services for the Fund via BAM. The Adviser will continue to provide the same nature, extent, and quality of services that have historically been provided to the Fund. Approval of Proposal 1 is prompted by a restructuring of how the Fund is managed but is not designed or anticipated to increase what the Fund or Fund shareholders pay for advisory services.

BAM was founded in June 1998 as Broyhill Wakin Capital Advisers, LLC and changed its name to Broyhill Asset Management, LLC on July 1, 2008. The business, solely owned by M. Hunt Broyhill from 2008-2022, originated as a way for a small group of close clients to invest alongside the Broyhill Family Office. In 2022, Broyhill Asset Management began transitioning to a multi-family office and added Christopher R. Pavese, President & CIO, as the primary owner, alongside M. Hunt Broyhill, who retains a key beneficial ownership stake. BAM provides various investment services to individuals, trusts, foundations and other institutions on a discretionary basis. BAM manages $117,291,047 of assets, comprised of $88,276,900 of discretionary assets and $29,014,147 of non-discretionary assets, as of December 31, 2021. BAM does not participate in any wrap programs.

The Fund has not historically paid an investment advisory fee, but has instead covered the expenses of employing its advisory personnel. Per the Agreement, the Adviser will be paid an annual fee of 0.80%, billed quarterly in arrears based on the net asset value of the Fund as of the prior quarter end, adjusted for capital transactions. [This is expected to be roughly equivalent to what the Fund has historically paid for advisory services.] BAM is not aware of any financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under the proposed Agreement. The Adviser does not expect to achieve any economies of scale or ancillary benefits from the Fund, as it does not manage any similar vehicles or other investment companies.

There are no brokers that are affiliated with the Adviser.

Material Board Factors and Conclusions

At a meeting of the Board held on August 25, 2022 (the “Meeting”), the Board, including a majority of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of Broyhill Asset Management, LLC (“BAM” or the “Adviser”) or of the Fund (the “Independent Trustees”), considered and approved the proposed Investment Management Agreement between the Fund and BAM (the “Management Agreement), as being in the best interests of the Fund and its shareholders. In approving the Management Agreement, the Board considered information furnished and discussed, including materials provided throughout the year and discussions at Board meetings with management and counsel to the Fund. In connection with the approval, the Board considered information and materials provided by the Adviser specifically in relation to the consideration of the approval of the Management Agreement in response to requests for information on behalf of the Trustees, including at the Board meeting held in July 2022.

In their deliberations, the Board considered a range of materials and information, including information regarding the nature, extent and quality of services proposed to be provided by BAM; the Adviser’s personnel and operations; the Fund’s proposed expense level; the anticipated profitability to the Adviser under the proposed Management Agreement; historical Fund performance; and any potential “fall-out” benefits to the Adviser (i.e., any ancillary benefits realized by the Adviser from its relationship with the Fund). In addition to evaluating, among other things, the written information provided by BAM, the Board also considered the presentations from BAM as well as responses to questions posed by the Board to representatives of BAM.

Based on the review, the Board, including each of the Independent Trustees, unanimously concluded that it was in the best interests of the Fund and its shareholders to approve the proposed Management Agreement. In its deliberations, the Board did not identify any single factor or group of factors as dispositive or controlling, but considered all factors deemed relevant, and may have assigned different weights to various factors in accordance with its reasonable business judgment. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services to be provided by BAM, the Board reviewed information describing the financial condition, resources and key personnel of BAM, and considered that the personnel who have historically provided investment management services to the Fund are proposed to continue to provide the same level of services under the proposed Management Agreement. The Board recognized the significant investment of time, capital, human resources and institutional knowledge brought to bear by such personnel under the Fund’s current, internally managed structure and noted that the services proposed to be provided under the proposed Management Agreement would be a continuation via BAM of the same nature, extent and quality of services that has resulted in the successful operation and internal management of the Fund to date.

The Board then considered BAM’s proposed role and capabilities in the management of the Fund’s assets, including the oversight and supervision of Fund service providers. The Board also noted BAM’s description of its procedures to provide ongoing oversight and supervision of compliance with the Fund’s procedures, investment objectives, policies and restrictions. The Board noted the administrative services proposed to be overseen pursuant to a subcontract with Agile Fund Solutions, LLC an E78 Partners Company (“Agile”), for certain finance, back office, middle office functions, including general ledger accounting, fund accounting, investor relations and other administrative services. The Board further considered, among other things, BAM’s proposed role in sourcing, analyzing and executing on investment decisions though its personnel on behalf of the Fund. ACA Group, formerly Foreside, provides compliance advisory services to BAM.

The Board and the Independent Trustees determined that they were satisfied with the nature, extent and quality of the services proposed to be provided to the Fund by BAM, the experience and capabilities of BAM’s personnel, BAM’s demonstrated capability to collaborate with and oversee Agile, as well as BAM’s financial condition and related capability to allocate resources necessary to successfully manage the Fund’s portfolio.

Review of Investment Performance.  The Board and the Independent Trustees considered that there was anticipated to be continuity of portfolio management functions with respect to the Fund under the proposed Management Agreement. In that regard, the Board reviewed and considered discussions with BAM regarding the Fund’s historical investment performance, including as compared to the performance of  relevant benchmark indices.

Costs of Services Provided and Profitability.  The Board then considered the Adviser’s proposed fee under the Management Agreement and the projected gross and net expense ratios (each as a percentage of average net assets) of the Fund. The Board also discussed anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to the Fund, including operational costs.

The Board determined that, based on the information reviewed, the Adviser’s proposed management fees, and the projected total expense ratio with respect to the Fund were reasonable in relation to the services proposed to be rendered to the Fund by BAM pursuant to the Management Agreement and costs expected to be incurred and potential benefits to be gained by the Adviser in providing such services.

Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows. The Board considered that the Fund is run in a different manner than the Adviser’s core business which is primarily managing investments for high net worth clients; therefore, the Adviser gains limited synergies from the Fund other than the employees who work collectively and collaboratively on all products managed by the Adviser. In that regard, the Board noted significant economies of scale are not expected in connection with providing services to the Fund.

Other Benefits.  The Board considered other benefits that may accrue to BAM from its relationship with the Fund, noting that the Adviser may potentially benefit from its relationship with the Fund in the sense that the success of the Fund could attract other business to BAM. The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the Fund, but that such benefits are not easily quantifiable. The Board noted that overall, due to the nature of the Adviser’s business, significant fall-out benefits were not anticipated.

Overall Conclusions.  Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement were fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the Management Agreement.

Voting

Unless contrary action is specified by a shareholder on the enclosed proxy card, the proxy agents named in the proxy card intend to vote the proxies received by them for the approval of the Investment Management Agreement between the Fund and Broyhill Asset Management.

* * *
BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

M. Hunt Broyhill, an interested person of the Fund, is the President and Chairman of the Board of the Fund, and the Board has determined that the Fund’s current leadership structure is appropriate for the Fund. We believe that the strength of our non-interested directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of President and Chairman. The Board does not have a lead independent director. However, at least once per year, the directors who are not interested persons of the Fund (as well as the Fund’s Chief Financial Officer and Secretary/Treasurer) meet in executive session with the Fund’s Chief Compliance Officer (CCO), who oversees the implementation of Compliance Policies and Procedures that are reasonably designed to minimize the risk of violations of the federal securities laws. The Fund’s interested directors may not attend such sessions. One non-interested director presides at each such executive session. In addition to meeting at least once per year with the directors who are not interested persons of the Fund, the CCO provides presentations to the Board at its quarterly meetings. The Board has approved the Fund’s Compliance Policies and Procedures and reviews the CCO’s reports with respect thereto, including the CCO’s annual written report on the operation of such Compliance Policies and Procedures. Further, the Board reviews quarterly the adequacy and effectiveness of the Fund ‘s Compliance Policies and Procedures. The Board annually appoints or reappoints the CCO and approves his compensation.

Our Board has overall responsibility for risk oversight. The Board as a whole, exercises its oversight responsibilities with respect to actual and potential risks, including investment, compliance, operational and valuation risks, as well as cybersecurity risk. The Board has delegated oversight of certain types of risks to its committees, primarily the Investment Committee, Audit Committee and Valuation Committee. With respect to cybersecurity risk, the Audit Committee engages regularly with the CCO to understand the internal and external cybersecurity threats to and vulnerabilities of the Fund’s information and technology systems, and periodically assesses the effectiveness of the Fund’s Compliance Policies and Procedures, reporting its findings to the Board. In addition, the Fund’s independent registered public accounting firm meets annually with the Audit Committee with respect to various aspects of risk management, as well as applicable events and circumstances that have arisen, if any, and responses thereto.

Meeting and Attendance

During the fiscal year ended October 31, 2021, our Board held five meetings, the Audit Committee held    three meetings, the Investment Committee held four meetings, the Nominating Committee held one meeting, and the Valuation Committee held four meetings. In addition, the members of the Board who are not interested persons of the Fund held one meeting. Each incumbent member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he served during the fiscal year ended October 31, 2021. Under our Corporate Governance Guidelines, all directors are expected to make every effort to attend meetings of the Board, the committees of which they are members and the annual meeting of shareholders. All members of the Board of Directors attended the 2021 annual meeting of shareholders.

 Shareholder Communications with Directors

Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (c/o the Fund’s Secretary, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645). Any proper communications so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use her judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

ADMINISTRATION OF THE FUND

Administration of the Fund is primarily the responsibility of the Fund’s Chairman and President, M. Hunt Broyhill, its Vice President and Chief Financial Officer, Danny A. Gilbert, its Vice President and Chief Investment Officer, Christopher R. Pavese, CFA, its Chief Compliance Officer and Treasurer Alan R. Deal, and its Secretary Leah Geates. The Fund’s portfolio is managed primarily by M. Hunt Broyhill and Christopher R. Pavese, under the supervision of the Board of Directors. The Fund does not have an external investment adviser.

The Custodian of the Fund’s portfolio securities is Northern Trust Corporation, pursuant to a Custody Agreement dated as of July 9, 2010.

MANAGEMENT

Executive Officers

The executive officers of the Fund are M. Hunt Broyhill, age 56 (Chairman and President), Danny A. Gilbert, age 55 (Vice President and Chief Financial Officer), Christopher R. Pavese age 45 (Vice President and Chief Investment Officer), Alan R. Deal, age 57 (Chief Compliance Officer). M. Hunt Broyhill and Christopher R. Pavese have served in executive capacities with the Fund for more than six years. Danny A. Gilbert joined the Fund in June 2017 and became an executive officer of the Fund in February 2018, and Alan R. Deal joined the Fund in May 2019 and became an executive officer of the Fund in January 2020.

Compensation

For the fiscal year ended October  31, 2021, M. Hunt Broyhill, Danny A. Gilbert, Christopher R. Pavese, and Alan R. Deal, were paid $102,890, $48,105, $240,567, $33,436, respectively, for their services to the Fund as executive officers. These salary amounts include a 401(k) plan employer safe harbor contribution in the amount of 3% of each employee’s salary.

Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family are paid $3,000 per year, plus $1,000 per meeting attended (or $500 for participating in a Board meeting by telephone), for service on the Board during a full year. Each such director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting (or $500 for participating in such a committee meeting by telephone). In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 2021, for each director and for each of the only two officers who received compensation from the Fund in excess of $60,000:

Name of Person; Position	Aggregate Compensation from Fund
M. Hunt Broyhill; Director, Chairman, President	$102,590
R. Donald Farmer; Director	$9,500
Mark E. Roberts; Director	$11,250
Christopher R. Pavese; Vice President and Chief Investment Officer	$240,567

CERTAIN TRANSACTIONS

The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by the Estate of Paul H. Broyhill and members of his family. The terms of the lease provide that the Fund shall pay an annual rental of $29,460 to Broyhill Investments, Inc. during the term of the lease, which is renewed on an annual basis.

CERTAIN BENEFICIAL INTERESTS OF
DIRECTORS IN THE FUND

Beneficial Ownership by Directors in the Fund

Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors as of September 14, 2022, is set forth in the following table:

Name of Director	Dollar Range of Equity Securities in the Fund

Interested Director
M. Hunt Broyhill	Over $100,000

Independent Directors
R. Donald Farmer	None
Mark E. Roberts	None

The Fund consists of a single fund managed internally by its Board of Directors and officers. Accordingly, information called for by the disclosure rules of the Commission relating to the value of securities in various funds within the family of funds is not applicable.

BENEFICIAL OWNERSHIP
OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table reflects information concerning directors, executive officers and those persons known to the Fund to own beneficially 5% or more of the Fund’s common stock as of September 14, 2022. Percentage ownership is based on the [1,888,788 shares] of our common stock that are issued and outstanding as of such date.

	Voting and Investment Power		Percent of Outstanding Common Stock
Name	Sole	Shared
M. Hunt Broyhill	20,565	1,529,531(l) (4)	80.98%
Estate of Paul Broyhill	178,954	85,974 1(2)	4.55%
Danny A. Gilbert	360	463,047 (1)	24.52%
Christopher R. Pavese	50	0	0
Alan R. Deal	0	0	0
Leah Geates	0	0	0

Directors and officers as a group	199,929	2,078,552	110.05%

[1]
Includes 980,465 shares owned by Hibriten Investments of N.C., LP. The General Partner of Hibriten Investments of N.C., LP is Hibriten Management of N.C., LLC. M. Hunt Broyhill is the Manager and owns 100% of the interests in Hibriten Management of N.C., LLC.

[2]
Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation . By resolution of the Foundation trustees, the Estate of Paul H. Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.

[3]	Does not include 980,465 shares owned by Hibriten Investments of N.C., LP, which is controlled indirectly by Hunt Broyhill See note (2) above.

[4]	Includes 463,047 shares held in trusts of which Mr. Hunt Broyhill and Mr. Danny Gilbert are co-trustees.

SHAREHOLDER PROPOSALS

As previously disclosed in the Fund’s 2022 annual proxy statement, in order to be included in proxy material for the 2023 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by October 6, 2022 and must be submitted in accordance with applicable procedures.

Shareholder proposals which are not intended to be included in the proxy materials for the 2023 annual meeting must be submitted to the Fund no later than December 20, 2022. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2021, and the subsequent semi-annual report, to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Leah Geates at the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645. This annual report and semi-annual report were previously furnished to shareholders.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Only one copy of our proxy statement and annual report has been sent to multiple shareholders in the same household, unless we have received contrary instructions from one or more of the applicable shareholders. We will promptly deliver a separate copy of either document to any shareholder upon request submitted in writing to Leah

Geates at the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645, or by telephone ((828) 758-6100). Any shareholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact the Fund at the above address and telephone number.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business to come before the special meeting for consideration by the Fund’s shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by valid proxies in accordance with their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BMC FUND, INC.

The undersigned hereby appoints M. Hunt Broyhill and Leah Geates, or either of them, as agents, each with the power to appoint his or her substitute, and hereby authorizes them to vote, as designated below, all of the shares of common stock of BMC Fund, Inc. (the "Fund"), held of record by the undersigned on September 14, 2022, at the annual meeting of shareholders to be held on October 17, 2022, or at any adjournment thereof.

1.	The approval of an Investment Management Agreement between and the Fund and Broyhill Asset Management, LLC

FOR the Investment Management Agreement	☐	AGAINST the Investment Management Agreement	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated __________________, 2022.
Signature*

Signature*

▪
Please sign exactly as the name appears hereon. When shores are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should indicate their title.

There are three ways to submit this proxy card.

•
To vote by mail: Complete, sign and date the proxy card and return it promptly in the envelope provided. Your completed, signed and dated proxy card must be received by the Fund before the annual meeting to be counted.

•
To vote by facsimile: Complete, sign and date the proxy card and fax the proxy card to Leah Geates at (828) 758-8919. Your completed, signed and dated proxy card must be received by the Fund by 11:59 p.m. eastern time on October 14, 2022 to be counted.

•
To vote by email: Complete, sign and date the proxy card and scan and email the proxy card to Leah Geates at leah@broyhillasset.com. Your completed, signed and dated proxy card must be received by the Fund by 11:59 p.m. Eastern time on October 14, 2022 to be counted.

IMPORTANT NOTE: In accordance with social distancing protocols related to the COVID-19 pandemic that may be mandated by state and local authorities at the time of the meeting, space may be limited and seating at the meeting will be available on a first-come, first-served basis. Therefore, even if you plan to attend the meeting in person, you are strongly encouraged to vote your shares by mail, facsimile, or email in advance of the meeting as described above.